General and administrative expenses	6 Months Ended
Jun. 30, 2021
Analysis of income and expense [abstract]
General and administrative expenses	General and administrative expensesGeneral and administrative expenses decreased by $9.1 million to $26.9 million from $36.0 million for the six months ended June 30, 2021 and 2020, respectively. This decrease was primarily driven by a decrease in restricted stock amortization and compensation expenses.